UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3735



                              The New Economy Fund
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                               Twenty-Fourth Floor
                             San Francisco, CA 94105
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE NEW ECONOMY FUND

Searching the globe for opportunities

[photo of the city skyline in nighttime Singapore]

Annual report for the year ended November 30, 2004

THE NEW ECONOMY FUND(R) seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information products and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                 page

Letter to shareholders                                                      1
Chart: The value of a long-term perspective                                 3
Feature: Searching the globe for opportunities                              4
Summary investment portfolio                                               10
Financial statements                                                       15
Trustees and officers                                                      28
The American Funds family                                          back cover

ABOUT THE COVER: The city skyline in nighttime Singapore is featured.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2004 (the most recent calendar quarter):

                                                                                     1 year            5 years         10 years

Class A shares reflecting 5.75% maximum sales charge                                 +5.96%            -5.50%           +9.86%

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004, through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate two basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

Other share class results and important information can be found on page 25.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the prospectus.

[photo of the city skyline in nighttime Singapore]



FELLOW SHAREHOLDERS:

The New Economy Fund posted a 12.0% total return for the 12 months ended November 30, 2004, a period marked by volatility in global stock markets and weakening of the U.S. dollar.

While we are pleased with the fund's positive return, we are disappointed that it did not keep pace with its most relevant benchmark -- the unmanaged Global Service and Information Index. We introduced this index a year ago because it tracks the types of companies in which The New Economy Fund can invest. The new index, which gained 13.6%, is a subset of the unmanaged MSCI World Index, which is a market-capitalization-weighted index that measures the returns of stock markets in 23 developed countries. This subset is 70% U.S.-weighted and consists specifically of service and information industries that together represent approximately 60% of the MSCI World Index. Two other relevant benchmarks, the Lipper Multi-Cap Growth Funds Index and Standard & Poor's 500 Composite Index, are also useful gauges of the fund's results.

The S&P 500, an unmanaged index that tracks relatively large companies listed primarily on U.S. exchanges, grew 12.8% for the fiscal year. The Lipper
Multi-Cap Growth Funds Index, which measures 30 growth funds representing a variety of market capitalizations, rose 9.4% for the period. All results are with dividends reinvested.

The fund's investments in technology, especially in semiconductors and semiconductor equipment, hurt returns. The NASDAQ market, home of many technology companies in which the fund invests, had gained more than 90% from its low point in late 2002. Shortly after the fiscal year began, however, the NASDAQ peaked and turned down.

The dollar's weakness also influenced the fund's returns. We are pleased we increased our investments outside the United States, but in hindsight, the fund would have benefited if more assets had been invested overseas. At the end of the period, 25.8% of the fund's assets were invested outside the United States.

AN UP AND DOWN MARKET

The fiscal year got off to a strong absolute start, with The New Economy Fund gaining 8.0% in the first three months. The global economic pace began to slow in the second fiscal quarter as oil prices began to rise and central banks around the world raised interest rates to forestall inflation. The outlook was further clouded when the government of China said it would rein in the country's economic expansion that had been one of the main drivers of global economic growth. After losing ground in the second and third quarters, the fund recovered in the final three months of the fiscal year.

[Begin Sidebar]
Results at a glance Average annual total returns (with all distributions reinvested)

                                                                    1 year           5 years          10 years         Lifetime
                                                                  12/1/03 -         12/1/99 -         12/1/94 -        12/1/83 -
                                                                   11/30/04         11/30/04          11/30/04         11/30/04

The New Economy Fund                                                +12.0%            -3.0%            +10.0%           +12.3%
Lipper Multi-Cap Growth Funds Index                                  +9.4             -5.1              +9.1            +10.6
Global Service and Information Index*                               +13.6             -4.2               N/A               N/A
Standard & Poor's 500 Composite Index*                              +12.8             -1.8             +11.9            +12.7

*Unmanaged
[End Sidebar]

This is the second consecutive year that The New Economy Fund has posted strong results, but it's important to remember that these results follow three years in which the fund had disappointing returns. The fund's portfolio is growth-oriented, and the stocks of growth-oriented companies typically outpace the market during upswings but can decline more than the broader market during downturns.

SOFTWARE AND SERVICES PROVIDE A BOOST

The fund's holdings in software and services and telecommunication services provided major boosts to returns in the fiscal year, finishing with some of the best returns among the fund's industry groups. Companies in the hotels, restaurants and leisure category also provided strength.

One of the biggest beneficiaries of the Internet's renewed strength was Yahoo! (a dominant global Internet portal company that accounted for almost 2% of the fund's assets), which rose 75.1%. The online auction company, eBay, also posted strong gains, rising 101.3%. Not all Internet-related companies fared as well, however. IAC/InterActiveCorp, the fund's second-largest holding, lost 24.8% of its value.

Investments in banks and insurance companies also helped. Aetna gained 84.1% and Societe Generale gained 20.6%. Shares of Pusan Bank increased 41.1%. Capital One Financial was up 31.6% and American International Group, one of the fund's 20 largest holdings, gained 9.3%.

WIRELESS TELECOMMUNICATIONS ENJOY A STRONG YEAR

Many of our holdings in telecommunication services also did well. Vodafone gained 18.1%, while Telefonica gained 35.7%. As mentioned, investments in the stocks of semiconductor producers and communications equipment manufacturers generally lost ground. Firms such as Applied Materials (down 31.5%), CIENA (down 64.0%), Texas Instruments (down 18.8%) and Cisco Systems (down 17.4%) all hurt the fund's total return.

SEARCHING THE WORLD FOR OPPORTUNITIES

This year, the fund continued to have significant investments in Japan (the largest single country concentration outside the United States) with 4.5% of assets, the United Kingdom (3.1%) and the Netherlands (2.9%). Investments in these countries were helped by the dollar's weakness. The dollar lost 5.9% against the yen and 9.8% against the euro.

In all, the fund has investments in more than 25 countries and 21 industry groups. This geographic diversity, combined with the multiple industries in which The New Economy Fund invests, provided many good opportunities for the fund to own pieces of attractive companies.

The next year is likely to experience global crosscurrents. While interest rates appear to be headed higher, we continue to find promising investment opportunities. Returns on investments outside the United States, where we are finding many companies that we believe offer good value, will continue to be influenced by a weak U.S. dollar. We will continue to rely on our global research to identify attractive, long-term opportunities around the world.

As always, we thank you for your continued support.

Cordially,

/s/ Gordon Crawford

Gordon Crawford
Chairman of the Board

/s/ Timothy D. Armour

Timothy D. Armour
President

January 12, 2005

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED (percent of net assets)

As of November 30, 2004
[begin pie chart]
o United States  66.7%
o Europe  12.3%
o Asia & Pacific Basin  11.6%
o Other (including Latin America)  1.9%
o Cash & equivalents  7.5%
[end pie chart]

As of November 30, 2003

[begin pie chart]
o United States  69.2%
o Asia & Pacific Basin  11.5%
o Europe  10.3%
o Other (including Canada & Latin America)  2.3%
o Cash & equivalents  6.7%
[end pie chart]
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.(2)

Here's how a $10,000 investment in The New Economy Fund's Class A shares grew between December 1, 1983 -- when the fund began operations -- and November 30, 2004, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $107,251 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 12.0%. The fund's year-by-year results appear under the chart.

[begin mountain chart]

                                                             Lipper
                                                             Multi-Cap             Consumer
                                          S&P 500            Growth                Price
Year Ended         New Economy            with dividends     Funds                 Index               Original
November 30        Fund (1), (3)          reinvested (3)     Index (3),(4)         (inflation) (5)     investment

1983              $  9,425               $10,000           $ 10,000               $10,000                $10,000
1984                 9,478                10,295              9,117                10,405                 10,000
1985                13,135                13,276             11,474                10,771                 10,000
1986                15,939                16,949             14,182                10,909                 10,000
1987                15,082                16,154             13,143                11,403                 10,000
1988                18,449                19,915             15,718                11,887                 10,000
1989                25,252                26,047             21,465                12,441                 10,000
1990                21,871                25,143             19,635                13,221                 10,000
1991                26,395                30,246             25,951                13,617                 10,000
1992                32,619                35,823             30,838                14,032                 10,000
1993                42,601                39,433             34,947                14,407                 10,000
1994                41,348                39,845             34,809                14,792                 10,000
1995                50,949                54,560             47,089                15,178                 10,000
1996                58,591                69,753             56,344                15,672                 10,000
1997                71,268                89,635             67,444                15,958                 10,000
1998                88,183               110,844             76,462                16,206                 10,000
1999               124,962               134,002            107,933                16,630                 10,000
2000               115,668               128,346            105,958                17,204                 10,000
2001                95,236               112,670             80,512                17,530                 10,000
2002                79,002                94,072             61,957                17,915                 10,000
2003                95,764               108,259             76,078                18,231                 10,000
2004               107,251               122,166             83,259                18,874                 10,000

[end mountain chart]

Year ended
November 30                 '84          '85           '86          '87          '88          '89

TOTAL VALUE
Dividends
reinvested                    --        $199            140          367          315          421

Value at
year-end(2)              $9,478       13,135        15,939        15,082       18,449       25,252

NEF
Total return             (5.2)%         38.6          21.3        (5.4)         22.3         36.9


Year ended
November 30                 '90          '91           '92          '93          '94          '95

TOTAL VALUE
Dividends
reinvested                  565          588           327          189          307          516

Value at
year-end(2)              21,871       26,395        32,619       42,601       41,348       50,949

NEF_
Total return             (13.4)         20.7          23.6         30.6        (2.9)         23.2


Year ended
November 30                 '96          '97           '98          '99          '00          '01

Total value
Dividends
reinvested                  578          455           421          540          585            --

Value at
year-end(2)              58,591       71,268        88,183      124,962      115,668       95,236

NEF
Total return               15.0         21.6          23.7         41.7        (7.4)       (17.7)


YEAR ENDED
November 30                 '02          '03           '04

Total value
Dividends
reinvested                    --            --            58

Value at
year-end(2)               79,002       95,764       107,251

NEF
Total return             (17.0)         21.2          12.0

Average annual total return for 21 years: 12.0%(1)

[Begin Sidebar]
AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (for periods ended November 30, 2004)*

                                                  1 year                     5 years                  10 years

Class A shares                                    +5.58%                     -4.15%                    +9.35%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge at the beginning of the stated periods.
[End Sidebar]

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) All results are calculated with dividends and capital gains reinvested.
(4) This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

SEARCHING THE GLOBE FOR OPPORTUNITIES

[photo of a blurry red double-decker bus on a London street]

In today's integrated world, interest rates in the United States have a meaningful impact on banks globally. Similarly, insurance rates in Europe can, and do, have an influence on U.S. and Asian insurance markets. The globalization of business is nothing new to Americans, or the rest of the world. But the pace of globalization has picked up and quickly spread far beyond traditional manufacturing sectors. Over the last several years, globalization has had a strong impact on the services and information industries that are at the core of The New Economy Fund.

From the beginning, The New Economy Fund has taken a keen interest in businesses outside the United States and has invested a significant portion of its assets in the stocks of companies headquartered beyond U.S. borders. In fact, in most years, approximately 20% of the fund's assets have been invested outside the United States. At the end of this fiscal year on November 30, more than 25% of the fund's assets were invested in non-U.S. companies.

But finding opportunities around the world and understanding global competition are not easy. Those tasks require a research effort that spans the world. In the next few pages, we'll look at the importance of global research and how The New Economy Fund's analysts follow companies around the world.

To tell the story, we've decided to focus on two industries in the financial sector -- banking and insurance. Together, these industries comprise 11.4% of the fund's total assets. Once often thought of as mostly domestic industries, banking and insurance have changed dramatically and are among the most globally diversified in the fund's portfolio.

Few industries have undergone as big a consolidation and transformation as banking. Industry mergers and acquisitions fueled an almost 50% decline in the number of top-tier banks and thrift organizations in the United States between the end of 1984 and year-end 2003, according to the Federal Reserve Board. In the first eight months of 2004 alone, 129 U.S. banks were absorbed in mergers. Banks that once served a community now provide services nationwide or even worldwide. Banks that used to worry about the competitors across the street now worry about competitors from across the ocean.

Insurance, too, has become a global industry. Just a quick glance at some of the best-known companies in the U.S. insurance business shows how diversified the industry has become. One company alone, American International Group, has operations in more than 130 countries. Others, such as Manulife Financial, are looking to Japan to help fuel profits. The fourth-largest property casualty insurance company in the United States, the Farmers Insurance Exchanges, is managed and controlled by Farmers Group, which in turn is owned by a Swiss firm.

[Begin Photo Caption]
[color graphic of the earth]
GLOBAL BUSINESS

Good investment opportunities can come anywhere from London to Los Angeles. Finding these opportunities requires an integrated, global research effort. The New Economy Fund's analysts work from offices spread around the world.
[End Photo Caption]

INDUSTRIES WITHOUT BORDERS

Few businesses would appear to be as localized as the auto insurance business. Rates change from one ZIP code to the next. But even this seemingly micro-focused industry can influence competition halfway around the world, says London-based insurance industry analyst Ulrich Volk.

"One German insurance company has been very profitable in the German auto insurance market, and that has given them the money to be competitive in the U.S. commercial insurance market," says Ulrich. "You have to understand what's going on in Germany to understand what's happening in the United States."

U.S. insurance companies aren't sitting idly by, Ulrich notes. "Some of the biggest U.S. insurance companies have extensive operations in Japan. In fact, most of the insurance business is no longer concentrated in the United States and Europe. Recently, I've looked at companies in China and Taiwan."

The same is true in banking. Just focusing on the domestic market isn't enough, says Beth Shapiro, a banking analyst based in Los Angeles. "It's not just competition within the United States I need to think about," she says. "The big U.S. banks are competing with European and Asian banks. Citigroup is a good example. It operates in 100 countries and territories on six continents. A significant portion of its customer base is outside the United States. If I focused just on its U.S. operations, I wouldn't be getting a complete picture. That's why I talk to the other bank analysts and read their reports."

[

[Begin Photo Caption]
[photo of a newspaper on a printing roll being printed]
INDUSTRY EXPERTISE

To judge a company's prospects, you have to understand its competition. Today, competitors can come from across the street or around the world. Understanding a company, no matter where it's located, requires a global research effort.
[End Photo Caption]

[Begin Photo Caption]
REGIONAL EXPERTISE
[photo of Tokyo high-rise buildings at night]

Even in today's globally integrated economy, analysts can't overlook the importance of the domestic economy.
[End Photo Caption]

[Begin Pull Quote]
The New Economy Fund's analysts meet regularly by conference call to share ideas and insights about the companies in the regions they follow.
[End Pull Quote]

TEAMWORK IS THE KEY

Following any worldwide industry would be almost impossible for a single individual in a single office. That's why The New Economy Fund's investment professionals and their colleagues work from offices in cities around the world, including Los Angeles, Washington, D.C., San Francisco, New York, London, Geneva, Hong Kong and Tokyo. They speak the local language and understand the political, economic and regulatory climates.

For example, when Beth began following U.S.-based banks, one of the first things she did was call her colleague, Isabelle de Wismes, a New York-based analyst who follows European banks.

"Whenever an analyst is just starting to follow an industry, we try to point out some of the areas that we think might be important, areas that they might want to dig into more deeply," says Isabelle. "With Beth, we talked about potential cross-border mergers and acquisitions between U.S. and European banks and how banks use interest rate swaps and other derivatives to manage the impact on earnings of changes in interest rates and yield curve."

Such cross-fertilization of ideas is common among the investment professionals at Capital Research and Management Company, The New Economy Fund's investment adviser. The fund's analysts meet regularly by conference call to share ideas and insights about the companies in the regions they follow.

"We talk about what we're doing and what we're learning globally," says Jody Jonsson, an insurance industry analyst based in Geneva. "When I started 14 years ago, we'd have the conference calls and the international part was more an add-on. But now it's central to our discussions."

The conference calls aren't confined to the banking and insurance industries, of course. Analysts in every industry, from airlines to media to banks, talk regularly and share research. "Without this worldwide cooperation, it would be very difficult to understand a global industry," says Ulrich.

[Begin Photo Caption]
[photo of an entrance to a bank vault - vault door open]
WORLDWIDE CHALLENGES

For today's services and information industries, from banks and insurance companies to semiconductors and media, opportunities and challenges are as likely to come from around the world as around the corner.
[End Photo Caption]

[Begin Sidebar]
Analyst spotlight

BANKING


[Begin Photo Caption]
[photo of Beth Shapiro]
BETH SHAPIRO
Based in Los Angeles

"The largest banks in the United States compete with European and Latin American institutions. It's important to have a broader perspective of how large banks compete internationally."
[End Photo Caption]

[Begin Photo Caption]
[photo of Harold La]
HAROLD LA
Based in Hong Kong

"A lot of banks want to acquire other banks and are looking across borders. Asian banks will be competing against European and U.S. banks."
[End Photo Caption]

[Begin Photo Caption]
[photo of Isabelle de Wismes
ISABELLE DE WISMES
Based in New York

"Having access to a cluster of analysts helps you understand the industry and how the economics of the banking industry are changing."
[End Photo Caption]
[End Sidebar]

[Begin Pull Quote]
Even analysts who follow companies in huge markets like the United States have to take a global view.
[End Pull Quote]

[Begin Photo Caption]
[photo of street-cars on a street in China]
IN-DEPTH KNOWLEDGE

There's no substitute for firsthand research. That's why The New Economy Fund's analysts spend so much time traveling. They meet with a company's senior management, competitors, suppliers and customers before investing.
[End Photo Caption]

"When we talk, we ask each other, What companies have you seen recently? What is the management saying? This exchange of information is critical because my colleagues may be able to offer a different perspective," Ulrich says.

At times, the teamwork crosses industry boundaries. "Here in London, I have a colleague who follows banks and together we work on some of the complex companies that own both banks and insurers. We even have a common spreadsheet for the companies so we can understand the entire organization, not just part of it. It's a real value-added process."

Even talking to analysts who follow seemingly unrelated industries can produce valuable insight, says Isabelle. "As a banking analyst, I'm interested in the construction industry because banks are lending money to builders and developers," she says. "I talk to our analysts who follow the construction industry to learn more about the banks' customers. It gives me a better understanding of the exposure of some of the companies I follow."

KICKING THE TIRES

No matter how many numbers they crunch or how many colleagues they talk to, there's no substitute for on-the-ground research, the analysts say. They have to visit a company, no matter where it's based, see it firsthand and interview senior management in person. It's a little like buying a car: It's one thing to look at the glossy brochure, but you've really got to go out and kick the tires.

A good example, says Jonsson, is a recent trip she and several fund analysts made to China to learn about the potential for insurance companies in that vast marketplace.

"Until we went there, I didn't really understand how the regulators worked and how the regulations could give one company an advantage over another," says Jody. "That trip gave me a better understanding of the market, an understanding I couldn't have gotten by just sitting at my desk."

[Begin Sidebar]
Analyst spotlight

INSURANCE


[Begin Photo Caption]
[photo of Ulrich Volk]
Ulrich Volk
Based in London

"Insurance is really a global business. These companies all compete in a global marketplace."
[End Photo Caption]

[Begin Photo Caption]
[photo of Jody Jonsson]
Jody Jonsson
Based in Geneva

"You need to go and look at things in person. That type of on-the-ground research is what you need to do to get the job done."
[End Photo Caption]

[Begin Photo Caption]
[photo of Ray Joseph]
Ray Joseph
Based in Los Angeles

"Just by spending time in Tokyo or Hong Kong, you gain insights into the economy and hear a number of opinions you wouldn't get at home."
[End Photo Caption]
[End Sidebar]


[Begin Photo Caption]
[photo of a pair of eyeglasses sitting on top of insurance forms]
GLOBAL RESEARCH

From fashion to music to finance, the world is more integrated today than ever. Companies in the services and information industries are often at the forefront of worldwide competition. That's why The New Economy Fund relies so heavily on its global research efforts.
[End Photo Caption]

The New Economy Fund's own portfolio reveals how widely the investment professionals travel. In the banking and insurance sectors alone, the fund's analysts have visited and invested in companies in the United States, South Korea, France, Japan, the United Kingdom, the Netherlands and India.

A few years ago, analysts might have been able to follow local companies without leaving home. But that's all changed, says Harold La, a banking analyst based in Hong Kong. Today, an analyst who only watches his own backyard is at a distinct disadvantage. "When I first started following the banking industry, most of the banks didn't really stray from the local market. But with the speed of technology, banks have become more efficient and the products they offer borrowers have become like commodities. Now they're looking to expand beyond their traditional markets. You can't just sit at home."

Even analysts who follow companies in huge markets like the United States have to take a global view. Ray Joseph, a Los Angeles-based analyst following large capitalization U.S.-based insurance companies, says looking outside the United States is a key part of his research. "You have to study the local market, so I travel to the markets wherever they are. This past year, I spent time in China and Japan because U.S. companies have operations there. In Japan, for example, I learned about their local Japanese competition. I couldn't do that from Los Angeles. There's simply no substitute for firsthand research."

[Begin Sidebar]
THE NEW ECONOMY FUND'S WEALTH OF EXPERIENCE*

The New Economy Fund has four portfolio counselors who together bring 104 years of investment experience to managing your investment. Here are the specific years of experience for each of these primary decision-makers for the fund:

[photo of the Stock Market section of a newspaper]

                                                 Years of
                                                investment
Portfolio counselors                            experience

Gordon Crawford                                     34
Claudia Huntington                                  32
Timothy Armour                                      22
Alwyn Heong                                         16

*All years of experience as of February 2005.
[End Sidebar]


SUMMARY INVESTMENT PORTFOLIO, November 30, 2004


Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this past year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


[begin pie chart]
                                                              Percent
                                                               of net
INDUSTRY GROUP DIVERSIFICATION                                 assets

Media                                                           11.68 %
Software & Services                                             10.78
Retailing                                                       11.03
Banks                                                            8.96
Telecommunication Services                                       8.22
All other industry groups                                       39.76
Cash & equivalents                                               7.52
Convertible securities                                           2.05
[end pie chart]


                                                                                            Shares         Market        Percent
                                                                                                            value         of net
COMMON STOCKS  - 90.43%                                                                                     (000)         assets

MEDIA  - 11.68%
Time Warner Inc.  (1)                                                                   17,095,000   $    302,752          4.06%
Liberty Media Corp., Class A  (1)                                                       10,760,000        111,151           1.49
News Corp. Inc.                                                                          5,571,958         98,568           1.32
Liberty Media International, Inc., Class A  (1)                                          1,377,194         59,302            .79
UnitedGlobalCom, Inc., Class A  (1)                                                      6,280,000         52,312            .70
Other securities                                                                                          247,398           3.32
                                                                                                          871,483          11.68

RETAILING  - 11.03%
IAC/InterActiveCorp  (1)                                                                 8,639,000        213,297           2.86
Target Corp.                                                                             3,050,000        156,221           2.09
Lowe's Companies, Inc.                                                                   1,600,000         88,528           1.19
eBay Inc.  (1)                                                                             700,000         78,715           1.05
Kohl's Corp.  (1)                                                                        1,350,000         62,316            .84
Other securities                                                                                          223,991           3.00
                                                                                                          823,068          11.03

SOFTWARE & SERVICES  - 10.78%
Yahoo! Inc.  (1)                                                                         3,900,000        146,718           1.97
First Data Corp.                                                                         3,104,000        127,543           1.71
Google Inc., Class A  (1)                                                                  500,000         91,500           1.23
Microsoft Corp.                                                                          2,650,000         71,046            .95
NHN Corp.                                                                                  575,000         48,282            .65
VeriSign, Inc.  (1)                                                                      1,431,200         47,086            .63
Other securities                                                                                          272,062           3.64
                                                                                                          804,237          10.78

BANKS  - 8.96%
Freddie Mac                                                                              1,830,000        124,916           1.67
Wells Fargo & Co.                                                                        1,600,000         98,832           1.32
Societe Generale                                                                           881,000         85,037           1.14
HDFC Bank Ltd.                                                                           6,450,000         72,010            .97
City National Corp.                                                                        799,800         54,706            .73
Other securities                                                                                          233,196           3.13
                                                                                                          668,697           8.96

TELECOMMUNICATION SERVICES  - 8.22%
Royal KPN NV                                                                            12,113,000        105,089           1.41
Sprint Corp. - FON Group                                                                 3,195,000         72,878            .98
Telephone and Data Systems, Inc.                                                           931,100         72,160            .97
Vodafone Group PLC                                                                      26,400,000         71,643            .96
Telefonica, SA                                                                           3,987,154         70,031            .94
France Telecom, SA                                                                       1,675,000         52,586            .70
Other securities                                                                                          168,817           2.26
                                                                                                          613,204           8.22

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  - 6.51%
Applied Materials, Inc.  (1)                                                             6,060,000        100,838           1.35
Texas Instruments Inc.                                                                   4,100,000         99,138           1.33
Maxim Integrated Products, Inc.                                                          1,800,000         73,728            .99
Taiwan Semiconductor Manufacturing Co. Ltd.                                             35,215,189         51,729            .69
Other securities                                                                                          160,129           2.15
                                                                                                          485,562           6.51

TECHNOLOGY HARDWARE & EQUIPMENT  - 3.81%
Cisco Systems, Inc.  (1)                                                                 4,629,200         86,612           1.16
Other securities                                                                                          197,505           2.65
                                                                                                          284,117           3.81

ENERGY  - 3.61%
Schlumberger Ltd.                                                                        1,475,000         96,804           1.30
Weatherford International Ltd.  (1)                                                      1,000,000         53,380            .72
Other securities                                                                                          119,083           1.59
                                                                                                          269,267           3.61

COMMERCIAL SERVICES & SUPPLIES  - 3.16%
Rentokil Initial PLC                                                                    20,250,000         54,954            .74
Robert Half International Inc.                                                           1,710,000         46,221            .62
Other securities                                                                                          134,381           1.80
                                                                                                          235,556           3.16

HOTELS, RESTAURANTS & LEISURE  - 2.85%
Carnival Corp., units                                                                    2,800,000        148,428           1.99
Other securities                                                                                           64,110            .86
                                                                                                          212,538           2.85

HEALTH CARE EQUIPMENT & SERVICES  - 2.80%
Express Scripts, Inc.  (1)                                                                 810,000         58,288            .78
Aetna Inc.                                                                                 450,000         53,330            .71
Other securities                                                                                           97,062           1.31
                                                                                                          208,680           2.80

INSURANCE  - 2.43%
American International Group, Inc.                                                       1,433,985         90,843           1.22
Other securities                                                                                           90,638           1.21
                                                                                                          181,481           2.43

DIVERSIFIED FINANCIALS  - 2.05%
Capital One Financial Corp.                                                                750,000         58,935            .79
Other securities                                                                                           94,476           1.26
                                                                                                          153,411           2.05

FOOD & STAPLES RETAILING  - 1.81%
Wal-Mart de Mexico, SA de CV, Series V                                                  19,730,666         67,657            .91
Other securities                                                                                           67,093            .90
                                                                                                          134,750           1.81

MATERIALS  - 0.75%
Nitto Denko Corp.                                                                        1,077,000         56,024            .75

CONSUMER DURABLES & APPAREL  - 0.70%
Garmin Ltd.                                                                                899,000         52,340            .70


OTHER - 4.54%
Other securities                                                                                          338,649           4.54


MISCELLANEOUS  -  4.74%
Other common stocks in initial period of acquisition                                                      353,968           4.74


TOTAL COMMON STOCKS (cost: $6,036,171,000)                                                              6,747,032          90.43


RIGHTS AND WARRANTS  - 0.00%


OTHER - 0.00%                                                                                                 221            .00


TOTAL RIGHTS AND WARRANTS (cost: $100,253,000)                                                                221            .00


                                                                                          Shares or
                                                                                   principal amount

CONVERTIBLE SECURITIES  - 2.05%

TECHNOLOGY HARDWARE & EQUIPMENT  - 0.83%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                  $   55,000,000         62,013            .83


OTHER - 1.22%
Other securities                                                                                           91,180           1.22


TOTAL CONVERTIBLE SECURITIES (cost: $132,174,000)                                                         153,193           2.05


                                                                                         Principal
                                                                                      amount (000)

SHORT-TERM SECURITIES  - 7.50%


Ranger Funding Co. LLC 1.92%-2.02% due 12/8/2004-12/13/2004 (2)                       $     40,000         39,976            .54
Bank of America Corp. 1.95% due 12/28/2004                                                  30,100         30,053            .40
Wal-Mart Stores Inc. 1.81%-1.98% due 12/1/2004-12/28/2004 (2)                               64,600         64,561            .86
Pfizer Inc 1.84%-2.12% due 12/13/2004-2/2/2005 (2)                                          48,100         47,995            .64
Wells Fargo Bank, N.A. 1.91% due 12/13/2004                                                 13,400         13,400            .18
Other securities                                                                                          364,066           4.88


TOTAL SHORT-TERM SECURITIES (cost: $560,063,000)                                                          560,051           7.50


TOTAL INVESTMENT SECURITIES (cost: $6,828,661,000)                                                      7,460,497          99.98
Other assets less liabilities                                                                               1,537            .02

NET ASSETS                                                                                             $7,462,034        100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $451,496,000, which represented 6.05% of the net assets of the fund.



See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at November 30, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $6,828,661)                                                                $7,460,497
 Cash denominated in non-U.S. currencies
  (cost: $3,136)                                                                                                        3,267
 Cash                                                                                                                   1,255
 Receivables for:
  Sales of investments                                                                                $10,678
  Sales of fund's shares                                                                                4,770
  Dividends and interest                                                                               15,316          30,764
                                                                                                                    7,495,783
LIABILITIES:
 Payables for:
  Purchases of investments                                                                             16,358
  Repurchases of fund's shares                                                                          7,773
  Investment advisory services                                                                          2,355
  Services provided by affiliates                                                                       4,552
  Deferred Trustees' compensation                                                                         734
  Other fees and expenses                                                                               1,977          33,749
NET ASSETS AT NOVEMBER 30, 2004                                                                                    $7,462,034

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                  $7,659,670
 Undistributed net investment income                                                                                   20,028
 Accumulated net realized loss                                                                                       (847,905)
 Net unrealized appreciation                                                                                          630,241
NET ASSETS AT NOVEMBER 30, 2004                                                                                    $7,462,034

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 368,758 total shares outstanding

                                                                                                                 Net asset value
                                                                    Net assets             Shares outstanding      per share (1)

Class A                                                             $6,938,308                        342,355             $20.27
Class B                                                                171,861                          8,804              19.52
Class C                                                                 76,103                          3,911              19.46
Class F                                                                 72,114                          3,571              20.19
Class 529-A                                                             35,217                          1,740              20.24
Class 529-B                                                              7,288                            369              19.76
Class 529-C                                                             10,387                            525              19.77
Class 529-E                                                              1,919                             95              20.09
Class 529-F                                                                490                             24              20.20
Class R-1                                                                1,868                             94              19.90
Class R-2                                                               43,558                          2,189              19.90
Class R-3                                                               35,455                          1,764              20.10
Class R-4                                                               16,543                            817              20.25
Class R-5                                                               50,923                          2,500              20.37

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $21.51 and $21.47, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended November 30, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $4,767)                                                                            $70,564
  Interest                                                                                             13,675         $84,239

 Fees and expenses:
  Investment advisory services                                                                         29,763
  Distribution services                                                                                19,190
  Transfer agent services                                                                              10,098
  Administrative services                                                                                 792
  Reports to shareholders                                                                                 431
  Registration statement and prospectus                                                                   252
  Postage, stationery and supplies                                                                      1,102
  Trustees' compensation                                                                                  279
  Auditing and legal                                                                                      171
  Custodian                                                                                             1,111
  State and local taxes                                                                                    90
  Other                                                                                                   101
  Total expenses before reimbursement/waiver                                                           63,380
   Reimbursement/waiver of expenses                                                                       511          62,869
 Net investment income                                                                                                 21,370

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments                                                                                         510,032
  Non-U.S. currency transactions                                                                          374         510,406
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                         278,612
  Non-U.S. currency translations                                                                           (7)        278,605
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                              789,011
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                     $810,381

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                             Year ended
                                                                                                             November 30
                                                                                                         2004            2003
OPERATIONS:
 Net investment income                                                                                $21,370          $4,244
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                      510,406        (368,130)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                                   278,605       1,565,197
  Net increase in net assets
   resulting from operations                                                                          810,381       1,201,311

DIVIDENDS PAID TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME AND CURRENCY GAINS                                                         (4,277)              -

CAPITAL SHARE TRANSACTIONS                                                                           (373,095)       (251,032)

TOTAL INCREASE IN NET ASSETS                                                                          433,009         950,279

NET ASSETS:
 Beginning of year                                                                                  7,029,025       6,078,746
 End of year (including
  undistributed net investment income:
  $20,028 and $2,591,
  respectively)                                                                                    $7,462,034      $7,029,025

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund the "fund" is registered under the Investment Company Act of 1940 as an open-end, management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2004, there were no non-U.S. taxes paid on realized gains. As of November 30, 2004, non-U.S. taxes provided on unrealized gains were $1,792,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2004, the cost of investment securities for federal income tax purposes was $6,831,915,000.

During the year ended November 30, 2004, the fund reclassified $14,000 from undistributed net investment income to additional paid-in capital and $358,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                        $23,604
Short-term and long-term capital loss deferrals                                                              (847,493)
Gross unrealized appreciation on investment securities                                                      1,409,275
Gross unrealized depreciation on investment securities                                                       (780,693)
Net unrealized appreciation on investment securities                                                          628,528

Undistributed net investment income and currency gains above include currency losses of $66,000 that were realized during the period November 1, 2003 through November 30, 2003. Short-term and long-term capital loss deferrals above include capital loss carryforwards of $407,209,000 and $399,829,000 expiring in 2010 and 2011, respectively. Also included are capital loss deferrals of $40,455,000 that were realized during the period November 1, 2004 through November 30, 2004. These numbers reflect the utilization of a capital loss carryforward of $550,199,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforwards remain. During the year ended November 30, 2004, the fund realized on a tax basis, a net capital gain of $509,744,000 before deferral of capital losses of $40,455,000.

For the year ended November 30, 2004, ordinary income distributions paid to shareholders from net investment income and currency gains were $4,011,000 for Class A, $58,000 for Class F, $37,000 for Class 529-A, $15,000 for Class R-4 and $156,000 for Class R-5, totaling $4,277,000 as shown in the accompanying financial statements. No distributions were paid during the year ended November 30, 2003.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. During the year ended November 30, 2004, CRMC reduced investment advisory services fees by $365,000. As a result, the fee shown on the accompanying financial statements of $29,763,000, which was equivalent to an annualized rate of 0.410%, was reduced to $29,398,000, 0.405% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below/on the following page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended November 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. For the year ended November 30, 2004, the total fees paid by CRMC were $2,000, $136,000 and $8,000 for Class R-1, Class R-2 and Class R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above and on the previous page for the year ended November 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $16,195          $9,840         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          1,591             258          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           656           Included             $98                 $31            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           140           Included              84                 22             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         38            Included              43                  7                  $28
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         57            Included              9                   4                   6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         81            Included              12                  5                   8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          7            Included              2                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          1            Included              1                  -*                   -*
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          14            Included              2                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          248           Included              50                 224            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          131           Included              39                 44             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          31            Included              19                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              47                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $19,190          $10,098             $406               $342                 $44
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $226,000 in current fees (either paid in cash or deferred) and a net increase of $53,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                   Sales(1)                 Reinvestments of dividends
                                                                        Amount         Shares             Amount         Shares
Year ended November 30, 2004
Class A                                                              $ 582,339         30,516            $ 3,832            214
Class B                                                                 31,350          1,702                  -              -
Class C                                                                 30,088          1,634                  -              -
Class F                                                                 42,379          2,224                 55              3
Class 529-A                                                             13,171            694                 37              2
Class 529-B                                                              2,984            160                  -              -
Class 529-C                                                              4,657            250                  -              -
Class 529-E                                                                713             37                  -              -
Class 529-F                                                                259             13                 -*             -*
Class R-1                                                                1,175             63                  -              -
Class R-2                                                               27,557          1,461                  -              -
Class R-3                                                               22,350          1,181                  -              -
Class R-4                                                                7,357            389                 15              1
Class R-5                                                                7,036            366                148              8
Total net increase
   (decrease)                                                        $ 773,415         40,690            $ 4,087            228

Year ended November 30, 2003
Class A                                                              $ 654,297         42,661                $ -              -
Class B                                                                 32,595          2,140                  -              -
Class C                                                                 33,567          2,203                  -              -
Class F                                                                 36,523          2,317                  -              -
Class 529-A                                                              9,660            612                  -              -
Class 529-B                                                              2,084            135                  -              -
Class 529-C                                                              2,758            178                  -              -
Class 529-E                                                                701             46                  -              -
Class 529-F                                                                189             13                  -              -
Class R-1                                                                  794             53                  -              -
Class R-2                                                               18,627          1,229                  -              -
Class R-3                                                               17,193          1,117                  -              -
Class R-4                                                                6,554            436                  -              -
Class R-5                                                                8,958            554                  -              -
Total net increase
   (decrease)                                                        $ 824,500         53,694                $ -              -


Share class                                                                 Repurchases(1)               Net (decrease) increase
                                                                        Amount         Shares             Amount         Shares
Year ended November 30, 2004
Class A                                                           $ (1,078,019)       (56,682)        $ (491,848)       (25,952)
Class B                                                                (20,010)        (1,088)            11,340            614
Class C                                                                (11,150)          (609)            18,938          1,025
Class F                                                                (16,427)          (864)            26,007          1,363
Class 529-A                                                             (1,323)           (70)            11,885            626
Class 529-B                                                               (140)            (8)             2,844            152
Class 529-C                                                               (467)           (25)             4,190            225
Class 529-E                                                                (39)            (2)               674             35
Class 529-F                                                                (41)            (2)               218             11
Class R-1                                                                 (266)           (14)               909             49
Class R-2                                                               (8,233)          (438)            19,324          1,023
Class R-3                                                               (6,693)          (354)            15,657            827
Class R-4                                                               (2,621)          (138)             4,751            252
Class R-5                                                               (5,168)          (272)             2,016            102
Total net increase
   (decrease)                                                     $ (1,150,597)       (60,566)        $ (373,095)       (19,648)

Year ended November 30, 2003
Class A                                                           $ (1,011,106)       (68,130)        $ (356,809)       (25,469)
Class B                                                                (15,910)        (1,088)            16,685          1,052
Class C                                                                (15,920)        (1,101)            17,647          1,102
Class F                                                                (17,928)        (1,135)            18,595          1,182
Class 529-A                                                               (507)           (34)             9,153            578
Class 529-B                                                                (73)            (4)             2,011            131
Class 529-C                                                               (101)            (7)             2,657            171
Class 529-E                                                                 (2)            -*                699             46
Class 529-F                                                                 (8)            (1)               181             12
Class R-1                                                                 (320)           (19)               474             34
Class R-2                                                               (4,155)          (280)            14,472            949
Class R-3                                                               (4,564)          (293)            12,629            824
Class R-4                                                               (1,677)          (109)             4,877            327
Class R-5                                                               (3,261)          (213)             5,697            341
Total net increase
   (decrease)                                                     $ (1,075,532)       (72,414)        $ (251,032)       (18,720)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,381,935,000 and $2,833,152,000, respectively, during the year ended November 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2004, the custodian fee of $1,111,000 included $10,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                    Income (loss) from investment operations(2)
                                                                                                             Net
                                                                 Net asset                         gains (losses)
                                                                    value,              Net        on securities       Total from
                                                                 beginning       investment       (both realized       investment
                                                                 of period     income (loss)      and unrealized)      operations
Class A:
 Year ended 11/30/2004                                              $18.11             $.06                $2.11            $2.17
 Year ended 11/30/2003                                               14.94              .01                 3.16             3.17
 Year ended 11/30/2002                                               18.01                - (5)            (3.07)           (3.07)
 Year ended 11/30/2001                                               24.69              .01                (3.76)           (3.75)
 Year ended 11/30/2000                                               29.90              .12                (2.01)           (1.89)
Class B:
 Year ended 11/30/2004                                               17.57             (.08)                2.03             1.95
 Year ended 11/30/2003                                               14.61             (.11)                3.07             2.96
 Year ended 11/30/2002                                               17.75             (.12)               (3.02)           (3.14)
 Year ended 11/30/2001                                               24.56             (.16)               (3.72)           (3.88)
 Period from 3/15/2000 to 11/30/2000                                 31.27             (.06)               (6.65)           (6.71)
Class C:
 Year ended 11/30/2004                                               17.52             (.09)                2.03             1.94
 Year ended 11/30/2003                                               14.57             (.11)                3.06             2.95
 Year ended 11/30/2002                                               17.70             (.12)               (3.01)           (3.13)
 Period from 3/15/2001 to 11/30/2001                                 19.75             (.16)               (1.89)           (2.05)
Class F:
 Year ended 11/30/2004                                               18.07              .06                 2.09             2.15
 Year ended 11/30/2003                                               14.91              .01                 3.15             3.16
 Year ended 11/30/2002                                               17.98                - (5)            (3.07)           (3.07)
 Period from 3/15/2001 to 11/30/2001                                 19.92             (.04)               (1.90)           (1.94)
Class 529-A:
 Year ended 11/30/2004                                               18.11              .06                 2.10             2.16
 Year ended 11/30/2003                                               14.93              .02                 3.16             3.18
 Period from 2/15/2002 to 11/30/2002                                 17.14                - (5)            (2.21)           (2.21)
Class 529-B:
 Year ended 11/30/2004                                               17.82             (.11)                2.05             1.94
 Year ended 11/30/2003                                               14.83             (.13)                3.12             2.99
 Period from 2/19/2002 to 11/30/2002                                 16.76             (.09)               (1.84)           (1.93)
Class 529-C:
 Year ended 11/30/2004                                               17.83             (.11)                2.05             1.94
 Year ended 11/30/2003                                               14.84             (.13)                3.12             2.99
 Period from 2/21/2002 to 11/30/2002                                 16.55             (.09)               (1.62)           (1.71)
Class 529-E:
 Year ended 11/30/2004                                               18.01             (.01)                2.09             2.08
 Year ended 11/30/2003                                               14.91             (.05)                3.15             3.10
 Period from 3/15/2002 to 11/30/2002                                 18.26             (.02)               (3.33)           (3.35)
Class 529-F:
 Year ended 11/30/2004                                               18.09              .04                 2.09             2.13
 Year ended 11/30/2003                                               14.94             (.01)                3.16             3.15
 Period from 10/11/2002 to 11/30/2002                                12.30                - (5)             2.64             2.64

Class R-1:
 Year ended 11/30/2004                                               17.92             (.08)                2.06             1.98
 Year ended 11/30/2003                                               14.90             (.11)                3.13             3.02
 Period from 6/21/2002 to 11/30/2002                                 15.45             (.04)                (.51)            (.55)
Class R-2:
 Year ended 11/30/2004                                               17.92             (.08)                2.07             1.98
 Year ended 11/30/2003                                               14.88             (.11)                3.15             3.04
 Period from 5/31/2002 to 11/30/2002                                 17.02             (.05)               (2.09)           (2.14)
Class R-3:
 Year ended 11/30/2004                                               18.03                - (5)             2.08             2.07
 Year ended 11/30/2003                                               14.92             (.05)                3.16             3.11
 Period from 6/25/2002 to 11/30/2002                                 15.26             (.02)                (.32)            (.34)
Class R-4:
 Year ended 11/30/2004                                               18.12              .07                 2.09             2.16
 Year ended 11/30/2003                                               14.94              .01                 3.17             3.18
 Period from 7/25/2002 to 11/30/2002                                 12.85             (.01)                2.10             2.09
Class R-5:
 Year ended 11/30/2004                                               18.21              .12                 2.10             2.22
 Year ended 11/30/2003                                               14.97              .06                 3.18             3.24
 Period from 5/15/2002 to 11/30/2002                                 17.58              .03                (2.64)           (2.61)




FINANCIAL HIGHLIGHTS (1)

                                                                             Dividends and distributions

                                                                  Dividends
                                                                  (from net    Distributions                Total       Net asset
                                                                 investment    (from capital        dividends and      value, end
                                                                    income)           gains)        distributions       of period
Class A:
 Year ended 11/30/2004                                               $(.01)              $-                $(.01)          $20.27
 Year ended 11/30/2003                                                   -                -                    -            18.11
 Year ended 11/30/2002                                                   -                -                    -            14.94
 Year ended 11/30/2001                                                   -            (2.93)               (2.93)           18.01
 Year ended 11/30/2000                                                (.14)           (3.18)               (3.32)           24.69
Class B:
 Year ended 11/30/2004                                                   -                -                    -            19.52
 Year ended 11/30/2003                                                   -                -                    -            17.57
 Year ended 11/30/2002                                                   -                -                    -            14.61
 Year ended 11/30/2001                                                   -            (2.93)               (2.93)           17.75
 Period from 3/15/2000 to 11/30/2000                                     -                -                    -            24.56
Class C:
 Year ended 11/30/2004                                                   -                -                    -            19.46
 Year ended 11/30/2003                                                   -                -                    -            17.52
 Year ended 11/30/2002                                                   -                -                    -            14.57
 Period from 3/15/2001 to 11/30/2001                                     -                -                    -            17.70
Class F:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.19
 Year ended 11/30/2003                                                   -                -                    -            18.07
 Year ended 11/30/2002                                                   -                -                    -            14.91
 Period from 3/15/2001 to 11/30/2001                                     -                -                    -            17.98
Class 529-A:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.24
 Year ended 11/30/2003                                                   -                -                    -            18.11
 Period from 2/15/2002 to 11/30/2002                                     -                -                    -            14.93
Class 529-B:
 Year ended 11/30/2004                                                   -                -                    -            19.76
 Year ended 11/30/2003                                                   -                -                    -            17.82
 Period from 2/19/2002 to 11/30/2002                                     -                -                    -            14.83
Class 529-C:
 Year ended 11/30/2004                                                   -                -                    -            19.77
 Year ended 11/30/2003                                                   -                -                    -            17.83
 Period from 2/21/2002 to 11/30/2002                                     -                -                    -            14.84
Class 529-E:
 Year ended 11/30/2004                                                   -                -                    -            20.09
 Year ended 11/30/2003                                                   -                -                    -            18.01
 Period from 3/15/2002 to 11/30/2002                                     -                -                    -            14.91
Class 529-F:
 Year ended 11/30/2004                                                (.02)               -                 (.02)           20.20
 Year ended 11/30/2003                                                   -                -                    -            18.09
 Period from 10/11/2002 to 11/30/2002                                    -                -                    -            14.94

Class R-1:
 Year ended 11/30/2004                                                   -                -                    -            19.90
 Year ended 11/30/2003                                                   -                -                    -            17.92
 Period from 6/21/2002 to 11/30/2002                                     -                -                    -            14.90
Class R-2:
 Year ended 11/30/2004                                                   -                -                    -            19.90
 Year ended 11/30/2003                                                   -                -                    -            17.92
 Period from 5/31/2002 to 11/30/2002                                     -                -                    -            14.88
Class R-3:
 Year ended 11/30/2004                                                   -                -                    -            20.10
 Year ended 11/30/2003                                                   -                -                    -            18.03
 Period from 6/25/2002 to 11/30/2002                                     -                -                    -            14.92
Class R-4:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.25
 Year ended 11/30/2003                                                   -                -                    -            18.12
 Period from 7/25/2002 to 11/30/2002                                     -                -                    -            14.94
Class R-5:
 Year ended 11/30/2004                                                (.06)               -                 (.06)           20.37
 Year ended 11/30/2003                                                   -                -                    -            18.21
 Period from 5/15/2002 to 11/30/2002                                     -                -                    -            14.97




FINANCIAL HIGHLIGHTS (1)


                                                                          Ratio of expenses  Ratio of expenses to    Ratio of net
                                                          Net assets,        to average net    average net assets   income (loss)
                                                 Total  end of period         assets before   after reimbursement      to average
                                            return (3)  (in millions)  reimbursement/waiver           /waiver (4)      net assets
Class A:
 Year ended 11/30/2004                          12.00%        $6,938                   .84%                 .84%             .32%
 Year ended 11/30/2003                          21.22          6,671                   .89                  .89              .09
 Year ended 11/30/2002                         (17.05)         5,883                   .89                  .89             (.01)
 Year ended 11/30/2001                         (17.67)         8,086                   .82                  .82              .02
 Year ended 11/30/2000                          (7.43)        10,418                   .81                  .81              .42
Class B:
 Year ended 11/30/2004                          11.10            172                  1.62                 1.62             (.45)
 Year ended 11/30/2003                          20.26            144                  1.68                 1.68             (.70)
 Year ended 11/30/2002                         (17.69)           104                  1.69                 1.69             (.79)
 Year ended 11/30/2001                         (18.36)           111                  1.63                 1.63             (.81)
 Period from 3/15/2000 to 11/30/2000           (21.46)            85                  1.58 (6)             1.58 (6)         (.29)(6)
Class C:
 Year ended 11/30/2004                          11.07             76                  1.66                 1.65             (.47)
 Year ended 11/30/2003                          20.25             51                  1.69                 1.69             (.73)
 Year ended 11/30/2002                         (17.68)            26                  1.70                 1.70             (.77)
 Period from 3/15/2001 to 11/30/2001           (10.38)            15                  1.86 (6)             1.86 (6)        (1.19)(6)
Class F:
 Year ended 11/30/2004                          11.89             72                   .89                  .88              .32
 Year ended 11/30/2003                          21.19             40                   .91                  .91              .04
 Year ended 11/30/2002                         (17.08)            15                   .95                  .95             (.02)
 Period from 3/15/2001 to 11/30/2001            (9.74)             7                  1.00 (6)             1.00 (6)         (.34)(6)
Class 529-A:
 Year ended 11/30/2004                          11.96             35                   .87                  .86              .33
 Year ended 11/30/2003                          21.30             20                   .85                  .85              .11
 Period from 2/15/2002 to 11/30/2002           (12.89)             8                  1.00 (6)             1.00 (6)          .02 (6)
Class 529-B:
 Year ended 11/30/2004                          10.89              7                  1.78                 1.78             (.58)
 Year ended 11/30/2003                          20.16              4                  1.81                 1.81             (.86)
 Period from 2/19/2002 to 11/30/2002           (11.52)             1                  1.84 (6)             1.84 (6)         (.82)(6)
Class 529-C:
 Year ended 11/30/2004                          10.88             10                  1.77                 1.76             (.57)
 Year ended 11/30/2003                          20.15              5                  1.80                 1.80             (.84)
 Period from 2/21/2002 to 11/30/2002           (10.33)             2                  1.80 (6)             1.80 (6)         (.78)(6)
Class 529-E:
 Year ended 11/30/2004                          11.55              2                  1.23                 1.23             (.03)
 Year ended 11/30/2003                          20.79              1                  1.25                 1.25             (.30)
 Period from 3/15/2002 to 11/30/2002           (18.35)             - (7)              1.25 (6)             1.25 (6)         (.23)(6)
Class 529-F:
 Year ended 11/30/2004                          11.79              1                   .98                  .98              .23
 Year ended 11/30/2003                          21.08              - (7)              1.00                 1.00             (.04)
 Period from 10/11/2002 to 11/30/2002           21.46              - (7)               .14                  .14             (.03)

Class R-1:
 Year ended 11/30/2004                            .11              2                   .02                  .02             (.00)
 Year ended 11/30/2003                          20.27              1                  1.96                 1.66             (.69)
 Period from 6/21/2002 to 11/30/2002            (3.56)             - (7)              1.43                  .73             (.28)
Class R-2:
 Year ended 11/30/2004                          11.05             44                  2.03                 1.61             (.40)
 Year ended 11/30/2003                          20.43             21                  2.35                 1.62             (.68)
 Period from 5/31/2002 to 11/30/2002           (12.57)             3                  2.00 (6)             1.63 (6)         (.78)(6)
Class R-3:
 Year ended 11/30/2004                          11.48             35                  1.26                 1.23             (.02)
 Year ended 11/30/2003                          20.84             17                  1.37                 1.24             (.29)
 Period from 6/25/2002 to 11/30/2002            (2.23)             2                   .61                  .54             (.12)
Class R-4:
 Year ended 11/30/2004                          11.92             17                   .86                  .85              .34
 Year ended 11/30/2003                          21.28             10                   .88                  .88              .09
 Period from 7/25/2002 to 11/30/2002            16.26              4                   .33                  .31             (.03)
Class R-5:
 Year ended 11/30/2004                          12.26             51                   .55                  .55              .62
 Year ended 11/30/2003                          21.64             44                   .56                  .56              .41
 Period from 5/15/2002 to 11/30/2002           (14.85)            31                   .56 (6)              .56 (6)          .44 (6)


                                                                                         Year ended November 30
                                                                        2004        2003         2002         2001           2000

Portfolio turnover rate for all classes of shares                        35%         38%          37%          41%            54%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 11/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE NEW ECONOMY FUND:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "Fund"), including the summary investment portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
January 11, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending November 30, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $220,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended December 31, 2004
     (the most recent calendar quarter):                                                      1 year         Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         +6.59%            -6.59%(1)
Not reflecting CDSC                                                                           +11.59%            -6.24%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +10.51%            +0.66%(2)
Not reflecting CDSC                                                                           +11.51%            +0.66%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +12.42%            +1.48%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                          +5.95%            +5.32%(4)
Not reflecting maximum sales charge                                                           +12.39%            +7.52%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                      +6.38%            +6.16%(5)
Not reflecting CDSC                                                                           +11.38%            +7.40%(5)

CLASS 529-C SHARES
Reflecting applicable CDSC, maximum of 1%, payable
     only if shares are sold within one year of purchase                                      +10.37%            +7.91%(6)
Not reflecting CDSC                                                                           +11.37%            +7.91%(6)

CLASS 529-E SHARES(3)                                                                         +12.02%            +4.97%(7)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +12.27%           +27.39%(8)

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004, through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate two basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 21, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from October 11, 2002, when Class 529-F shares were first sold.

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account           Ending account       Expenses paid           Annualized
                                                  value 6/1/2004         value 11/30/2004     during period(1)       expense ratio

Class A -- actual return                         $      1,000.00                $1,052.99               $4.21                 .82%
Class A -- assumed 5% return                            1,000.00                 1,020.90                4.14                 .82
Class B -- actual return                                1,000.00                 1,048.91                8.25                1.61
Class B -- assumed 5% return                            1,000.00                 1,016.95                8.12                1.61
Class C -- actual return                                1,000.00                 1,048.49                8.35                1.63
Class C -- assumed 5% return                            1,000.00                 1,016.85                8.22                1.63
Class F -- actual return                                1,000.00                 1,052.67                4.41                 .86
Class F -- assumed 5% return                            1,000.00                 1,020.70                4.34                 .86
Class 529-A -- actual return                            1,000.00                 1,053.07                4.36                 .85
Class 529-A -- assumed 5% return                        1,000.00                 1,020.75                4.29                 .85
Class 529-B -- actual return                            1,000.00                 1,047.71                9.06                1.77
Class 529-B -- assumed 5% return                        1,000.00                 1,016.15                8.92                1.77
Class 529-C -- actual return                            1,000.00                 1,047.69                9.01                1.76
Class 529-C -- assumed 5% return                        1,000.00                 1,016.20                8.87                1.76
Class 529-E -- actual return                            1,000.00                 1,050.73                6.25                1.22
Class 529-E -- assumed 5% return                        1,000.00                 1,018.90                6.16                1.22
Class 529-F -- actual return                            1,000.00                 1,052.08                4.98                 .97
Class 529-F -- assumed 5% return                        1,000.00                 1,020.15                4.90                 .97
Class R-1 -- actual return                              1,000.00                 1,048.47                8.40                1.64
Class R-1 -- assumed 5% return                          1,000.00                 1,016.80                8.27                1.64
Class R-2 -- actual return                              1,000.00                 1,049.03                8.20                1.60
Class R-2 -- assumed 5% return                          1,000.00                 1,017.00                8.07                1.60
Class R-3 -- actual return                              1,000.00                 1,050.71                6.25                1.22
Class R-3 -- assumed 5% return                          1,000.00                 1,018.90                6.16                1.22
Class R-4 -- actual return                              1,000.00                 1,053.04                4.31                 .84
Class R-4 -- assumed 5% return                          1,000.00                 1,020.80                4.24                 .84
Class R-5 -- actual return                              1,000.00                 1,054.35                2.72                 .53
Class R-5 -- assumed 5% return                          1,000.00                 1,022.35                2.68                 .53

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 366 (to reflect the one-half year period).


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OF
NAME AND AGE                              THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Joseph C. Berenato, 58                          2000          Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador Richard G.                           1993          Corporate director and author; former
Capen, Jr., 70                                                U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 71                       1983          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company subsidiary of Southern California Edison
                                                              Company)

John G. Freund, 51                              2000          Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies); former Managing Director --
                                                              Alternative Asset Management Group, Chancellor Capital Management

Leonade D. Jones, 57                            1995          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

William H. Kling, 62                            1987          President, American Public Media Group

Norman R. Weldon, Ph.D., 70                     1983          Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board,
                                                              Novoste Corporation; former President and Director, Corvita
                                                              Corporation

Patricia K. Woolf, Ph.D., 70                    1984          Private investor; corporate director; former lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" TRUSTEES

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                             OVERSEEN
NAME AND AGE                               BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Joseph C. Berenato, 58                            4           Ducommun Incorporated

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

John G. Freund, 51                                2           None

Leonade D. Jones, 57                              6           None

William H. Kling, 62                              6           Irwin financial Corporation; St. Paul Travelers Companies

Norman R. Weldon, Ph.D., 70                       3           None

Patricia K. Woolf, Ph.D., 70                      6           Crompton Corporation; First Energy Corporation


"INTERESTED" TRUSTEES(4)
                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              OFFICER OF         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Gordon Crawford, 58                             1999          Senior Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company

Timothy D. Armour, 44                           1991          Executive Vice President and Director, Capital
President                                                     Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.(5)


"INTERESTED" TRUSTEES(4)
                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                                OVERSEEN
POSITION WITH FUND                         BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Gordon Crawford, 58                               2           None
Chairman of the Board

Timothy D. Armour, 44                             1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              AN OFFICER         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                     OF THE FUND(1)         UNDERWRITER OF THE FUND

Claudia P. Huntington, 52                       1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Vincent P. Corti, 48                            1984          Vice President -- Fund Business Management
Vice President                                                Group, Capital Research and Management Company

Alwyn Heong, 44                                 2000          Senior Vice President, Capital Research Company(5)
Vice President

David M. Riley, 37                              2004          Senior Vice President, Capital Research Company(5)
Vice President

Ulrich A. Volk, 43                              1998          Vice President, Capital Research Company(5)
Vice President

Chad L. Norton, 44                              1991          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

David A. Pritchett, 38                          1999          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of The New Economy Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
>  The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-914-0105P

Litho in USA BBC/GRS/8064-S1916

Printed on recycled paper




ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Joseph C. Berenato, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $57,000
                                    2004             $60,000
b) Audit- Related Fees:
                                    2003             none
2004     $9,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $6,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns including returns relating to the registrant's investments in non-U.S. jurisdictions.
d)

                         All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $320,000
                                    2004             $323,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $335,000 for fiscal year 2003 and $980,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

THE NEW ECONOMY FUND
INVESTMENT PORTFOLIO
November 30, 2004

                                                                                                                 Market value
COMMON STOCKS -- 90.43%                                                                               Shares            (000)

MEDIA -- 11.68%
Time Warner Inc.(1)                                                                               17,095,000         $302,752
Liberty Media Corp., Class A(1)                                                                   10,760,000          111,151
News Corp. Inc.                                                                                    5,571,958           98,568
Liberty Media International, Inc., Class A(1)                                                      1,377,194           59,302
UnitedGlobalCom, Inc., Class A(1)                                                                  6,280,000           52,312
Comcast Corp., Class A, special nonvoting stock(1)                                                 1,300,000           38,545
Gemstar-TV Guide International, Inc.(1)                                                            7,000,000           38,150
Reader's Digest Assn., Inc., Class A                                                               2,640,000           37,752
Walt Disney Co.                                                                                    1,300,000           34,944
Arbitron Inc.(1)                                                                                     670,520           25,091
Grupo Televisa, SA, ordinary participation certificates (ADR)                                        345,000           21,483
Viacom Inc., Class B, nonvoting                                                                      500,000           17,350
Metropole Television                                                                                 615,000           15,933
Schibsted ASA                                                                                        525,000           14,566
SET Satellite (Singapore) Pte. Ltd.(1),(2),(3)                                                       775,461            2,374
SET India Ltd.(1),(2),(3)                                                                             31,400            1,210
KirchMedia GmbH & Co. KGaA, nonvoting(1),(2),(3)                                                   1,775,000                0
                                                                                                                      871,483

RETAILING -- 11.03%
IAC/InterActiveCorp(1)                                                                             8,639,000          213,297
Target Corp.                                                                                       3,050,000          156,221
Lowe's Companies, Inc.                                                                             1,600,000           88,528
eBay Inc.(1)                                                                                         700,000           78,715
Kohl's Corp.(1)                                                                                    1,350,000           62,316
CarMax, Inc.(1)                                                                                    1,650,000           45,953
FAST RETAILING CO., LTD.                                                                             510,000           38,359
Best Buy Co., Inc.                                                                                   660,000           37,211
Ross Stores, Inc.                                                                                  1,000,000           26,900
Yamada Denki Co., Ltd.                                                                               577,000           24,751
Kingfisher PLC                                                                                     3,860,000           21,245
Gap, Inc.                                                                                            900,000           19,665
Dixons Group PLC                                                                                   3,556,600            9,907
                                                                                                                      823,068

SOFTWARE & SERVICES -- 10.78%
Yahoo! Inc.(1)                                                                                     3,900,000          146,718
First Data Corp.                                                                                   3,104,000          127,543
Google Inc., Class A(1)                                                                              500,000           91,500
Microsoft Corp.                                                                                    2,650,000           71,046
NHN Corp.                                                                                            575,000           48,282
VeriSign, Inc.(1)                                                                                  1,431,200           47,086
Acxiom Corp.                                                                                       1,500,000           37,935
Paychex, Inc.                                                                                      1,125,000           37,305
Ceridian Corp.(1)                                                                                  1,865,150           35,270
Intuit Inc.(1)                                                                                       800,000           33,472
BEA Systems, Inc.(1)                                                                               4,000,000           32,320
Compuware Corp.(1)                                                                                 4,155,100           23,975
Automatic Data Processing, Inc.                                                                      465,000           21,171
Electronic Data Systems Corp.                                                                        700,000           15,715
OBIC Co., Ltd.                                                                                        60,000           11,978
Sabre Holdings Corp., Class A                                                                        400,000            9,232
Oracle Corp.(1)                                                                                      720,000            9,115
Homestore, Inc.(1)                                                                                 1,759,100            4,574
                                                                                                                      804,237

BANKS -- 8.96%
Freddie Mac                                                                                        1,830,000          124,916
Wells Fargo & Co.                                                                                  1,600,000           98,832
Societe Generale                                                                                     881,000           85,037
HDFC Bank Ltd.                                                                                     6,450,000           72,010
City National Corp.                                                                                  799,800           54,706
Pusan Bank                                                                                         5,160,000           39,980
ICICI Bank Ltd.                                                                                    4,000,000           30,546
ICICI Bank Ltd. (ADR)                                                                                185,800            3,443
ABN AMRO Holding NV                                                                                1,333,238           32,734
Royal Bank of Scotland Group PLC                                                                     981,000           30,147
HSBC Holdings PLC (United Kingdom)                                                                 1,063,624           18,111
HSBC Holdings PLC (Hong Kong)                                                                        599,446           10,254
South Financial Group, Inc.                                                                          425,000           13,466
Silicon Valley Bancshares(1)                                                                         310,000           13,014
Bayerische Hypo- und Vereinsbank AG(1)                                                               500,000           11,140
Southwest Bancorporation of Texas, Inc.                                                              340,000            8,316
Mizuho Financial Group, Inc.                                                                           1,800            7,826
Malayan Banking Bhd.                                                                               2,332,600            7,366
Kookmin Bank(1)                                                                                      180,000            6,853
                                                                                                                      668,697

TELECOMMUNICATION SERVICES -- 8.22%
Royal KPN NV                                                                                      12,113,000          105,089
Sprint Corp. -- FON Group                                                                          3,195,000           72,878
Telephone and Data Systems, Inc.                                                                     931,100           72,160
Vodafone Group PLC                                                                                26,400,000           71,643
Telefonica, SA                                                                                     3,987,154           70,031
France Telecom, SA                                                                                 1,675,000           52,586
KDDI Corp.                                                                                             7,212           35,556
MobileOne Ltd                                                                                     32,025,000           35,197
Telekom Austria AG                                                                                 1,272,023           21,633
Portugal Telecom, SGPS, SA                                                                         1,625,743           19,224
Deutsche Telekom AG(1)                                                                               638,600           13,558
Telenor ASA                                                                                        1,427,100           12,577
China Unicom Ltd.                                                                                 13,892,000           10,720
Maxis Communications Bhd.                                                                          3,083,800            7,507
Telecom Italia SpA, nonvoting                                                                      2,336,000            6,443
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                           11,553,000            6,402
                                                                                                                      613,204

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.51%
Applied Materials, Inc.(1)                                                                         6,060,000          100,838
Texas Instruments Inc.                                                                             4,100,000           99,138
Maxim Integrated Products, Inc.                                                                    1,800,000           73,728
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       35,215,189           51,729
Altera Corp.(1)                                                                                    1,750,000           39,690
Rohm Co., Ltd.                                                                                       250,500           23,898
KLA-Tencor Corp.(1)                                                                                  500,000           22,530
Advanced Micro Devices, Inc.(1)                                                                    1,000,000           21,280
Novellus Systems, Inc.(1)                                                                            560,000           15,086
Integrated Circuit Systems, Inc.(1)                                                                  500,000           11,820
Tokyo Electron Ltd.                                                                                  176,000            9,685
Microchip Technology Inc.                                                                            300,000            8,454
Sunplus Technology Co., Ltd.                                                                       5,500,000            7,686
                                                                                                                      485,562

TECHNOLOGY HARDWARE & EQUIPMENT -- 3.81%
Cisco Systems, Inc.(1)                                                                             4,629,200           86,612
Corning Inc.(1)                                                                                    3,050,000           38,369
Symbol Technologies, Inc.                                                                          2,500,000           37,900
Andrew Corp.(1)                                                                                    2,169,300           30,804
Sanmina-SCI Corp.(1)                                                                               2,600,000           22,958
CIENA Corp.(1)                                                                                     6,000,000           15,300
Micronic Laser Systems AB(1)                                                                       1,555,000           14,634
International Business Machines Corp.                                                                135,000           12,722
Jabil Circuit, Inc.(1)                                                                               500,000           12,530
Quanta Computer Inc. (GDR)(2)                                                                        883,314            7,287
Flextronics International Ltd.(1)                                                                    348,500            5,001
                                                                                                                      284,117

ENERGY -- 3.61%
Schlumberger Ltd.                                                                                  1,475,000           96,804
Weatherford International Ltd.(1)                                                                  1,000,000           53,380
Noble Corp.(1)                                                                                       850,000           41,183
Baker Hughes Inc.                                                                                    900,000           39,897
BJ Services Co.                                                                                      750,000           38,003
                                                                                                                      269,267

COMMERCIAL SERVICES & SUPPLIES -- 3.16%
Rentokil Initial PLC                                                                              20,250,000           54,954
Robert Half International Inc.                                                                     1,710,000           46,221
Monster Worldwide Inc.(1)                                                                          1,410,000           39,748
ServiceMaster Co.                                                                                  2,000,000           26,340
Vedior NV                                                                                          1,501,852           25,181
Adecco SA                                                                                            500,000           24,932
Allied Waste Industries, Inc.(1)                                                                   2,000,000           18,180
                                                                                                                      235,556

HOTELS, RESTAURANTS & LEISURE -- 2.85%
Carnival Corp., units                                                                              2,800,000          148,428
Outback Steakhouse, Inc.                                                                             700,000           30,310
KangwonLand Inc.                                                                                   1,990,200           26,397
Hilton Group PLC                                                                                   1,500,000            7,403
                                                                                                                      212,538

HEALTH CARE EQUIPMENT & SERVICES -- 2.80%
Express Scripts, Inc.(1)                                                                             810,000           58,288
Aetna Inc.                                                                                           450,000           53,330
HCA Inc.                                                                                             850,000           33,507
Service Corp. International(1)                                                                     4,500,000           31,770
Caremark Rx, Inc.(1)                                                                                 500,000           17,880
Henry Schein, Inc.(1)                                                                                213,325           13,905
                                                                                                                      208,680

INSURANCE -- 2.43%
American International Group, Inc.                                                                 1,433,985           90,843
XL Capital Ltd., Class A                                                                             500,000           37,680
PartnerRe Holdings Ltd.                                                                              540,000           33,059
Assurant, Inc.                                                                                       663,300           19,899
                                                                                                                      181,481

DIVERSIFIED FINANCIALS -- 2.05%
Capital One Financial Corp.                                                                          750,000           58,935
Bank of New York Co., Inc.                                                                           925,000           30,442
J.P. Morgan Chase & Co.                                                                              700,000           26,355
ING Groep NV                                                                                         871,910           23,979
CapitalSource Inc.(1)                                                                                590,500           13,700
                                                                                                                      153,411

TRANSPORTATION -- 2.03%
SIRVA, Inc.(1)                                                                                     2,310,000           45,969
Southwest Airlines Co.                                                                             2,180,000           34,291
Singapore Post Private Ltd.                                                                       59,700,000           31,166
Qantas Airways Ltd.                                                                                7,812,095           21,605
Transurban Group(1)                                                                                3,648,737           18,096
                                                                                                                      151,127

FOOD & STAPLES RETAILING -- 1.81%
Wal-Mart de Mexico, SA de CV, Series V                                                            19,730,666           67,657
Costco Wholesale Corp.                                                                               800,000           38,880
Walgreen Co.                                                                                         700,000           26,726
AEON CO., LTD.                                                                                        88,100            1,487
                                                                                                                      134,750

UTILITIES -- 1.15%
Reliance Energy Ltd.                                                                               2,610,003           32,890
E.ON AG                                                                                              255,000           21,456
Hong Kong and China Gas Co. Ltd.                                                                  10,042,000           20,730
Scottish Power PLC                                                                                 1,500,000           11,080
                                                                                                                       86,156

MATERIALS -- 0.75%
Nitto Denko Corp.                                                                                  1,077,000           56,024


CONSUMER DURABLES & APPAREL -- 0.70%
Garmin Ltd.                                                                                          899,000           52,340


CAPITAL GOODS -- 0.53%
MSC Industrial Direct Co., Inc., Class A                                                             704,100           25,080
Hagemeyer NV(1)                                                                                    7,070,000           14,372
                                                                                                                       39,452

REAL ESTATE -- 0.47%
Sumitomo Realty & Development Co., Ltd.                                                            1,500,000           18,444
Mitsubishi Estate Co., Ltd.                                                                        1,500,000           16,959
                                                                                                                       35,403

FOOD, BEVERAGE & TOBACCO -- 0.36%
Coca-Cola West Japan Co. Ltd.                                                                      1,065,000           26,511


MISCELLANEOUS -- 4.74%
Other common stocks in initial period of acquisition                                                                  353,968


TOTAL COMMON STOCKS (cost: $6,036,171,000)                                                                          6,747,032


RIGHTS AND WARRANTS -- 0.00%

MEDIA -- 0.00%
NTL Inc., Series A, warrants, expire 2011(1)                                                          52,050              221


TOTAL RIGHTS AND WARRANTS (cost: $100,253,000)                                                                            221


                                                                                                   Shares or
CONVERTIBLE SECURITIES -- 2.05%                                                             principal amount

TECHNOLOGY HARDWARE & EQUIPMENT -- 0.83%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                               $55,000,000           62,013


BANKS -- 0.62%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                2,076,000,000           46,013


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.42%
Agere Systems Inc. 6.50% convertible notes 2009                                                  $30,000,000           31,725


DIVERSIFIED FINANCIALS -- 0.16%
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009(1)                        KRW 14,420,000,000           12,287


SOFTWARE & SERVICES -- 0.02%
ProAct Technologies Corp., Series C, convertible preferred(1),(2),(3)                              3,500,000            1,155


TOTAL CONVERTIBLE SECURITIES (cost: $132,174,000)                                                                     153,193



                                                                                            Principal amount     Market value
SHORT-TERM SECURITIES -- 7.50%                                                                         (000)            (000)

Bank of America Corp. 1.95% due 12/28/2004                                                           $30,100     $     30,053
Ranger Funding Co. LLC 1.92%-2.02% due 12/8-12/13/2004(2)                                             40,000           39,976
Wal-Mart Stores Inc. 1.81%-1.98% due 12/1-12/28/2004(2)                                               64,600           64,561
Pfizer Inc 1.84%-2.12% due 12/13/2004-2/2/2005(2)                                                     48,100           47,995
Procter & Gamble Co. 1.90%-1.93% due 12/8-12/9/2004(2)                                                44,800           44,779
Park Avenue Receivables Co., LLC 2.02%-2.03% due 12/14-12/16/2004(2)                                  41,610           41,576
Ciesco LLC 1.91%-2.03% due 12/6/2004-1/7/2005(2)                                                      39,200           39,170
Federal Home Loan Bank 1.84%-2.12% due 12/27/2004-1/19/2005                                           32,800           32,715
Three Pillars Funding, LLC 1.96%-2.24% due 12/1/2004-1/7/2005(2)                                      31,700           31,686
SBC Communications Inc. 1.94% due 12/16/2004(2)                                                       26,000           25,978
DuPont (E.I.) de Nemours & Co. 2.10% due 1/19/2005                                                    25,000           24,924
Edison Asset Securitization LLC 1.85% due 12/3/2004(2)                                                20,400           20,397
Variable Funding Capital Corp. 1.91% due 12/17/2004(2)                                                20,100           20,082
Clipper Receivables Co., LLC 2.00% due 12/21/2004(2)                                                  17,400           17,380
Coca-Cola Co. 1.80%-2.09% due 12/3/2004-1/10/2005                                                     16,500           16,490
NetJets Inc. 2.15% due 1/27/2005(2)                                                                   15,000           14,946
Wells Fargo Bank, N.A. 1.91% due 12/13/2004                                                           13,400           13,400
Eli Lilly and Co. 1.83% due 12/13/2004(2)                                                             11,300           11,293
Abbott Laboratories Inc. 2.07% due 1/11/2005(2)                                                       10,300           10,275
Gannett Co. 2.05% due 1/13/2005(2)                                                                     9,400            9,376
U.S. Treasury Bills 1.576%-1.635% due 12/9/2004                                                        3,000            2,999


TOTAL SHORT-TERM SECURITIES (cost: $560,063,000)                                                                      560,051


TOTAL INVESTMENT SECURITIES (cost: $6,828,661,000)                                                                  7,460,497
Other assets less liabilities                                                                                           1,537

NET ASSETS                                                                                                         $7,462,034

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $451,496,000, which represented 6.05% of the net assets of the fund.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts


REPORT  OF  INDEPENDENT   REGISTERED  PUBLIC  ACCOUNTING  FIRM  ON  SCHEDULE  OF
INVESTMENTS

To the Shareholders and
Board of Trustees of
The New Economy Fund:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the "Fund") as of November 30, 2004, and for the year then ended and have issued our report thereon dated January 11, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of November 30, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
January 11, 2005
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THE NEW ECONOMY FUND



                                          By /s/ Timothy D. Armour
                         -------------------------------------------------------
                                            Timothy D. Armour, President and PEO

Date: February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



                                         By    /s/ Timothy D. Armour
                              --------------------------------------------------
                                            Timothy D. Armour, President and PEO

                                                          Date: February 7, 2005



                                        By /s/ David A. Pritchett
                              --------------------------------------------------
                                           David A. Pritchett, Treasurer and PFO

                                                          Date: February 7, 2005